                                                                    EXHIBIT 99.1


                      NATIONAL DISCOUNT BROKERS CORPORATION
                            CONDENSED BALANCE SHEETS
                                   (UNAUDITED)


                                                          June 30,      December 31,
                                                            2001            2000
                                                        ------------    ------------
                          Assets

Cash                                                    $  1,147,866    $    208,070
Receivables:
  Clearing broker                                         23,553,817      31,331,848
  Other                                                    1,761,360       3,347,509
Securities owned, at market value                             14,280          31,330
Prepaid expenses and other assets                            979,513       2,180,588
Property and equipment, net                               21,763,774      25,453,832
Deferred tax asset                                         2,769,609       2,134,920
                                                        ------------    ------------

    Total assets                                        $ 51,990,219    $ 64,688,097
                                                        ============    ============


           Liabilities and Stockholder's Equity

Liabilities:
  Accounts payable and accrued expenses                 $ 10,966,987    $ 14,194,613
  Securities sold, not yet purchased, at market value          3,531          20,233
  Payable to affiliates, net                               2,268,374           1,916
                                                        ------------    ------------

    Total liabilities                                     13,238,892      14,216,762

Subordinated borrowings                                    6,000,000       6,000,000

Commitments and contingencies

Stockholder's equity:
  Common stock                                                  --              --
  Additional paid-in capital                              72,897,077      72,897,077
  Accumulated deficit                                    (40,145,750)    (28,425,742)
                                                        ------------    ------------
    Total stockholder's equity                            32,751,327      44,471,335
                                                        ------------    ------------
    Total liabilities and stockholder's equity          $ 51,990,219    $ 64,688,097
                                                        ============    ============


                  See notes to condensed financial statements.

                     NATIONAL DISCOUNT BROKERS CORPORATION
                       CONDENSED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)


                                             Six Months Ended June 30,
                                            ----------------------------
                                                2001            2000
                                            ------------    ------------
Revenues:
  Commissions                               $ 21,630,449    $ 41,727,943
  Interest income                              4,277,163       7,715,647
  Fee income                                   3,114,331       3,236,545
  Firm securities transactions, net               (9,219)      3,969,871
  Other income                                   121,342         118,835
                                            ------------    ------------
    Total revenues                            29,134,066      56,768,841
                                            ------------    ------------

Expenses:
  Compensation and benefits                   17,920,972      14,504,336
  Clearance and related brokerage charges      5,226,817       8,989,225
  Communications                               4,279,702       6,386,055
  Selling and marketing                        7,714,522      17,144,686
  Technology related:
    Depreciation and amortization              4,831,183       9,008,949
    Equipment rental                           1,555,196       1,078,825
    Technology consulting fees                   452,832       1,020,385
    Repairs and maintenance                    1,640,207       1,782,826
  Professional fees                              483,453         424,107
  Occupancy costs                              2,092,973       1,599,250
  Affiliate administrative allocations         1,127,983            --
  Other                                        1,606,376       3,761,546
                                            ------------    ------------
    Total expenses                            48,932,216      65,700,190
                                            ------------    ------------

Loss before income tax benefit               (19,798,150)     (8,931,349)

Income tax benefit                            (8,078,142)     (3,267,339)
                                            ------------    ------------
Net loss                                    $(11,720,008)   $ (5,664,010)
                                            ============    ============


                  See notes to condensed financial statements.

                     NATIONAL DISCOUNT BROKERS CORPORATION
                       CONDENSED STATEMENTS OF CASH FLOWS
                                  (UNAUDITED)



                                                                  Six Months Ended June 30,
                                                                ----------------------------
                                                                     2001            2000
                                                                ------------    ------------
Cash flows from operating activities:
  Net loss                                                      $(11,720,008)   $ (5,664,010)
  Noncash items included in net loss:
    Depreciation and amortization                                  4,831,183       9,008,949
    Deferred income taxes                                           (634,689)       (884,890)
  Changes in operating assets and liabilities:
    Receivables                                                    9,364,180       3,153,917
    Prepaid expenses and other assets                              1,201,075      (5,218,395)
    Securities owned                                                  17,050         320,312
    Accounts payable and accrued expenses                         (3,227,626)      3,129,410
    Securities sold, not yet purchased                               (16,702)        (37,294)
    Payable to affiliates                                          2,266,458      (1,295,996)
                                                                ------------    ------------
      Net cash provided by operating activities                    2,080,921       2,512,003

Cash flows from investing activities:
  Purchases of property and equipment                             (1,141,125)    (22,624,359)
                                                                ------------    ------------
      Net cash used in investing activities                       (1,141,125)    (22,624,359)

Cash flows from financing activities:
  Capital contribution by Parent                                        --        20,000,000
                                                                ------------    ------------
      Net cash provided by financing activities                         --        20,000,000
                                                                ------------    ------------

      Net increase (decrease) in cash                                939,796        (112,356)

Cash at beginning of period                                          208,070         347,922
                                                                ------------    ------------
Cash at end of period                                           $  1,147,866    $    235,566
                                                                ============    ============

Supplemental disclosures of cash flow information:
  Cash paid for income taxes                                    $       --      $       --
                                                                ============    ============
  Cash paid for interest                                        $    204,613    $    231,250
                                                                ============    ============


Supplemental disclosure of non-cash investing and financing activities:
  During February 2000, the Parent contributed $320,000 of additional paid-in capital in the form of marketable securities.



                  See notes to condensed financial statements.

                      NATIONAL DISCOUNT BROKERS CORPORATION
                     NOTES TO CONDENSED FINANCIAL STATEMENTS
                                   (UNAUDITED)

1.       BASIS OF PRESENTATION

The unaudited condensed financial statements include the accounts of National Discount Brokers Corporation (the "Company"), a wholly-owned subsidiary of National Discount Brokers Group, Inc. (the "Parent"). On November 21, 2000, the Parent was acquired by Deutsche Acquisition Corp., an indirect wholly-owned subsidiary of Deutsche Bank AG ("DB").

These financial statements, in the opinion of management, reflect all adjustments, which are all of a normal recurring nature, necessary to present fairly the financial position, results of operations and cash flows for the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements, including the related notes, should be read in conjunction with the audited historical financial statements and related notes of the Company for the seven months ended December 31, 2000 and the year ended May 31, 2000.

2.       NET CAPITAL REQUIREMENTS

The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule 15c3-1, which requires the maintenance of minimum net capital, as defined. The Company computes its net capital requirement pursuant to the alternative method, which requires that the Company maintain minimum net capital equal to the greater of $250,000 or 2% of aggregate debit items arising from customer transactions. At June 30, 2001 and December 31, 2000, the Company had net capital of $10,625,900 and $17,387,217, respectively, which exceeded its required net capital by $10,375,900 and $17,137,217, respectively. The Company's required net capital was $250,000 at June 30, 2001 and December 31, 2000.

3.       AFFILIATE ADMINISTRATIVE ALLOCATIONS

Beginning in April 2001, the Company has been allocated costs from certain DB affiliates for administrative services and corporate overhead. These allocations totaled $1,127,983 for the six months ended June 30, 2001.

4.       CONTINGENCIES

The Company has been named as a defendant in lawsuits and arbitration proceedings and is involved in investigations that relate to, among other things, possible violations of Federal and state securities laws and regulations, and other laws. The ultimate outcome of these legal proceedings and claims pending against the Company cannot be determined at this time, and the results of these legal proceedings and claims cannot be predicted with certainty. There can be no assurance that these legal proceedings or claims will not have a material adverse effect on the Company's results of operations in any future period, depending partly on the results for the period, and a substantial judgment could have a material adverse impact on the Company's financial condition and results of operations. However, it is the opinion of management, after consultation with outside legal counsel, that the ultimate outcome of these legal proceedings will not have a material adverse impact on the financial condition or operating results of the Company.

5.       OFF-BALANCE SHEET RISK AND CONCENTRATION OF CREDIT RISK

In the normal course of business, the Company clears securities transactions through an unaffiliated clearing broker on a fully disclosed basis. Pursuant to the terms of the agreement between the Company and its clearing broker, the clearing broker has the right to recover losses resulting from a counterparty's failure to fulfill its contractual obligations. The Company seeks to control the risk associated with its customer activities by making credit inquiries when establishing customer relationships and by monitoring customer trading activity.

Credit exposure also may result in the event that the Company's clearing broker is unable to fulfill its contractual obligations. The subsequent settlement of open positions at June 30, 2001 had no material adverse effect on the financial position of the Company.

During the normal course of business, the Company may sell securities which have not yet been purchased, which represent obligations of the Company to deliver the specified security at a later date, thereby creating a liability to purchase the security in the market at prevailing prices. Such transactions result in off-balance sheet market risk as the Company's ultimate obligation to satisfy the sale of securities sold, but not yet purchased, may exceed the amount recorded on the balance sheet. The Company seeks to control such market risk through the use of internal monitoring guidelines.

Receivable from clearing broker, securities owned and securities sold, not yet purchased, on the balance sheet are held at one major clearing broker. Substantially all the cash on the balance sheet is held at two major financial institutions.

The Company does not engage in any derivative activities.

6.       SUBSEQUENT EVENTS

On September 6, 2001, Ameritrade Holding Corporation ("Ameritrade") acquired all of the common stock of the Company, and the Parent's receivable related to the Subordinated Borrowings, from the Parent.

On September 13, 2001, the Company's name was changed to Nebraska Hudson Company, Inc.